EXHIBIT 10.53



                            THE NEPTUNE SOCIETY, INC.

                   DEBENTURE purchase and AMENDMENT AGREEMENT

     This Debenture Purchase and Amendment Agreement (this "Agreement") is effective as of July 31, 2003 (the "Effective Date"), by and between The Neptune Society, Inc., a Florida corporation (the "Company"), CapEx, L.P., a Delaware limited partnership ("CapEx"), and D.H. Blair Investment Banking Corp., a New York corporation ("DHB") (together with CapEx, the "Holders"). The Company and the Holders are collectively referred to herein as the "Parties" and each a "Party." Capitalized terms that are not defined herein shall have the meanings set forth in the Debenture and Warrant Purchase Agreement dated November 24, 1999 between the Parties, the Debentures, or the Debenture and Warrant Amendment Agreement dated effective December 31, 2001, between the Parties, as applicable.

                                    RECITALS

     1. The Company and the Holders are parties to a Debenture and Warrant Purchase Agreement dated November 24, 1999, pursuant to which the Company issued certain securities to CapEx and DHB (the "Debenture Purchase Agreement");

     2.   The  Company  issued  to  CapEx  pursuant  to the  Debenture  Purchase
          Agreement: (i) a Convertible Debenture dated December 24, 1999 in the initial principal amount of $3,000,000 (the "CapEx Debenture"), due February 24, 2005 and convertible into shares of the Company's common stock, par value $0.002 ("Common Stock"); (ii) a Warrant initially exercisable to purchase 120,000 shares of Common Stock at $5.21 per share, subject to certain adjustments (the "CapEx Warrant No. 1"); and
          (iii) a Warrant initially exercisable to purchase 120,000 shares of Common Stock at $6.25 per share, subject to certain adjustments (the "CapEx Warrant No. 2");

     3.   The  Company  issued  to  DHB  pursuant  to  the  Debenture   Purchase
          Agreement: (i) a Convertible Debenture dated December 24, 1999 in the initial principal amount of $2,000,000 (the "DHB Debenture"), due February 24, 2005, convertible into shares of Common Stock; (ii) a Warrant exercisable to purchase 80,000 shares of Common Stock, at $5.21 per share, subject to certain adjustments (the "DHB Warrant No. 1"); and (iii) a Warrant exercisable to purchase 80,000 shares of Common Stock, at $6.25 per share, subject to certain adjustments (the "DHB Warrant No. 2");

     4. The Company and the Holders entered into that certain Debenture and Warrant Amendment Agreement effective December 31, 2001 (the "First Restructuring Agreement") to amend the terms of the CapEx Debenture (the "CapEx Amended Debenture") and the DHB Debenture (the "DHB Amended Debenture") (collectively, the "Amended Debentures") and to amend the terms of the CapEx Warrant No. 1 and the CapEx Warrant No. 2 (the "Amended CapEx Warrants"), and the DHB Warrant No. 1 and the DHB Warrant No. 2 (the "Amended DHB Warrants");



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

     5.   The  Company  entered  into  certain   transactions   which  triggered
          adjustments to the effective conversion price of the Debentures and the exercise price of the Warrants;

     6. On May 21, 2002, the Company effected a 4-for-1 reverse stock split (the "Reverse Stock Split"), as contemplated by the First Restructuring Agreement and Warrant Amendment No. 1 to those certain Warrants held by DHB and CapEx.

     7. Neptune Society of America, Inc. (formerly, Lari Acquisition Company, Inc.), a wholly -owned subsidiary of the Company, has an obligation to pay to the Emanuel Weintraub Intervivos Trust as to its Neptune/Heritage general partnership interest ("Weintraub") approximately $1.7 million due under the terms of that certain promissory note dated March 31, 1999 in the amount of $19,000,000.00, as modified by certain amendments dated August 1, 1999, July 14, 2000, June 19, 2001, August 6, 2001 and December 27, 2001 (the "Weintraub Obligation");

     8. The Company desires to borrow One Million Five Hundred Thousand Dollars (US$1,500,000) from CapEx for the purposes of satisfying the Weintraub Obligation, and CapEx desires to advance the Company One Million Five Hundred Thousand Dollars (US$1,500,000) for such purposes (the "Additional Advance");

     9. The Company and CapEx desire to amend and restate the CapEx Amended Debenture in its entirety to reflect the Additional Advance, to include in the accrued and outstanding interest of US$529,344 in the principal amount of the debenture, to specify certain repayment terms and to provide for certain additional changes;

     10. The Company and DHB desire to amend and restate the DHB Amended Debenture in its entirety to include in the accrued and outstanding interest of US$352,896 in the principal amount of the debenture, to specify certain repayment terms and to provide for certain additional changes; and

     11. The Parties desire to further specify the relationships among the Parties on the terms and conditions set forth herein,

     NOW, THEREFORE, in consideration of the above and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.   AGREEMENT TO ADVANCE ADDITIONAL FUNDS.

     1.1 Loan to Company. Subject to the terms and conditions hereof, CapEx agrees to loan to the Company and the Company agrees to borrow from CapEx the Additional Advance of One Million Five Hundred Thousand Dollars (US$1,500,000). The Additional Advance shall be evidenced by, and payable in accordance with the terms and conditions of, the Amended and Restated Debenture issued to CapEx under the terms of this Agreement.


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

     1.2 Additional Advance. On or before the Closing, CapEx shall wire One Million Five Hundred Thousand Dollars (US$1,500,000) (the "Closing Funds") to Stein & Flugge, LLP, as agent for Weintraub (the "Weintraub Agent") in partial satisfaction of the Weintraub Obligation, pursuant to the wire instructions set forth in Exhibit A.

     1.3 Payment of Weintraub Obligation. The Company shall use the Additional Advance for the sole purpose of paying the Weintraub Obligation. The Company shall pay the difference between the Additional Advance and the Weintraub Obligation from the Company's existing cash reserves. Payment of the Weintraub Obligation shall be made by the Company in full on the Closing Date or as otherwise agreed by the Parties.

2.   AGREEMENT TO AMEND AND RESTATE CONVERTIBLE DEBENTURES AND AMEND WARRANTS.

     2.1 Amendment of Debentures. Subject to the terms and conditions hereof, at Closing (as defined in Section 4.1 below), the Company and each of the Holders hereby agree:

     (a) the CapEx Amended Debenture shall be amended and restated in its entirety and be replaced by the Amended and Restated Debenture in the form attached as Exhibit B (the "Amended and Restated CapEx Debenture"), and

     (b) the DHB Amended Debenture shall be amended and restated in its entirety and be replaced by the Amended and Restated Debenture in the form attached as Exhibit C (the "Amended and Restated DHB Debenture").

The Amended and Restated CapEx Debenture and the Amended and Restated DHB Debenture are referred to collectively as the "Amended and Restated Debentures." In the event of any differences or disputes between the terms of this Agreement and the terms of the Amended and Restated Debentures, the terms of the Amended and Restated Debentures shall control.

     2.2 Amendment of Warrants. The Amended CapEx Warrants and the Amended DHB Warrants shall be amended as follows:

          (a) The Expiry Date of the Amended CapEx Warrants and the Amended DHB Warrants shall be July 31, 2007, rather than December 24, 2004.

          (b) Each of the Amended CapEx Warrants shall be exercisable to acquire 15,000 shares of Common Stock at an exercise price not to exceed $3.00 per share. CapEx shall be entitled to purchase a total of 30,000 shares of Common Stock if both of the Amended CapEx Warrants are fully exercised.

          (c) Each of the Amended DHB Warrants shall be exercisable to acquire 10,000 shares of Common Stock at an exercise price not to exceed $3.00 per share. DHB shall be entitled to purchase a total of 20,000 shares of Common Stock if both of the Amended DHB Warrants are fully exercised.



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

          (d)  References  to  the  First   Restructuring   Agreement  and  this
               Agreement will be added immediately following the reference to the Debenture Purchase Agreement in Paragraph 6(b).

The Company shall execute and deliver to (i) CapEx at Closing a Second Warrant Amendment, in substantially the form attached hereto as Exhibit D, for each Amended CapEx Warrant, and (ii) DHB at Closing a Second Warrant Amendment, in substantially the form attached hereto as Exhibit E, for each Amended DHB Warrant, reflecting the amendments set forth in this Section 2.2. In the event of dispute between the terms of this Agreement and the terms of an Amended Warrant, the language of the Amended Warrant, as amended, shall control.

     2.3 Continuing Provisions. Except as otherwise provided in this Agreement or in the Amended and Restated Debentures or Warrant Amendments, the remaining terms, conditions, representations, warranties and covenants set forth in the Debenture Purchase Agreement, the First Restructuring Agreement, the Warrants and the Warrant Amendments shall be binding on the Company and the Holders. The terms, conditions, representation, warranties and covenants in this Agreement and the Amended and Restated Debentures shall likewise be binding on the Company and the Holders.

     2.4 Security Documents. The Parties hereby acknowledge and agree that (a) those certain Security Agreements, each dated November 24, 1999, between CapEx, as Agent, and each of the Company, Neptune Management Corp., Neptune Society of America, Inc., and Heritage Alternatives, and (b) those certain Guaranty Agreements, each dated November 24, 1999, between CapEx, as Agent, and each of Neptune Management Corp., Neptune Society of America, Inc., and Heritage Alternatives, executed as security for the repayment of the Debentures shall be deemed to refer to the Amended and Restated Debentures and shall act as security for the repayment of the Amended and Restated Debentures. To this effect, the Parties and each of Neptune Management Corp., Neptune Society of America, Inc., and Heritage Alternatives shall sign a Security Agreement Amendment Agreement in the form attached hereto as Exhibit F, and each of Neptune Management Corp., Neptune Society of America, Inc., and Heritage Alternatives shall acknowledge and agree to the provisions of this Agreement. Further Trident Society, Inc. shall execute a Guaranty Agreement and a Security Agreement in the form of Exhibit G, and shall acknowledge and agree to the provisions of this Agreement.

3.   RESTRUCTURING FEES.

     3.1 Restructuring Fee - Common Stock.

          (a) At Closing, the Company will issue the Holders a total of six hundred thousand (600,000) shares of Common Stock as a restructuring fee (the "Consideration Shares") in consideration of entering into this Agreement and amending and restating Amended Debentures, under the terms provided herein, in the amounts set out opposite the name of each Holder:

             Holder                   Consideration Shares
             ------                   --------------------
             CapEx                          400,000
             DHB                            200,000



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

          (b) Restructuring Fees - Additional Warrants. In consideration of the Holders' agreement to amend and restate the Amended Debentures to, among other things, delete the conversion option contained in Sections 2 and 3 of the Amended Debentures and to allow prepayment of the Amended and Restated Debentures, the Company shall issue (a) CapEx a warrant, in the form attached as Exhibit H, exercisable to acquire a total of 1,000,000 shares of Common Stock at an exercise price not to exceed $3.00 per share, and (b) DHB a warrant, in the form attached as Exhibit I, exercisable to acquire a total of 666,667 shares of Common Stock at an exercise price not to exceed $3.00 per share (together, the "Additional Warrants"), with an Expiry Date of July 31, 2007. In the event of any differences or dispute between the terms of this Agreement and the terms of the Additional Warrants, the terms of the Additional Warrants shall control.

     3.2 Registration of Shares. Within sixty (60) days of Closing, the Company shall file with the Securities and Exchange Commission a registration statement covering the resale of the Consideration Shares and all other non-registered shares of Common Stock held by the Holders or are acquirable upon exercise of convertible securities (including the shares to be issued upon exercise of the Warrants and the Additional Warrants), which are not currently registered under the Securities Act of 1933, as amended (the "Securities Act"), or are not otherwise tradable without restriction under Rule 144(k) of the Securities Act. The Company shall use its best efforts to cause such registration statement to be declared effective within ninety (90) days of Closing, but in no case shall the registration statement be declared effective later than one hundred fifty
(150) days after Closing. In the event the registration statement required by this Section 3.2 is not declared effective within the one hundred fifty (150) day period set forth herein, then the Company shall not be in default under this Agreement or the Amended Debentures provided that the Company certifies to the reasonable satisfaction of CapEx and DHB that (i) the Company has acted diligently and used its reasonable best efforts to cause the registration statement to be declared effective as soon as possible and (ii) the failure to cause the registration statement to be declared effective has been caused by delays on the part of the Securities and Exchange Commission staff in completing its review of the registration statement, in which case the Company shall have an additional thirty (30) days to have the registration statement declared effective or such additional time as the Holders may determine at their sole discretion. The Company shall make the foregoing certification in a writing signed by the Company's Chief Executive Officer and Chief Financial Officer setting forth all relevant details of the review process, including the specific reasons that the registration statement has not been declared effective. The Company shall keep the registration statement effective until the earlier of:
(a) that date that all Registrable Securities have been registered under the Securities Act or have otherwise been sold to the public in an open-market transaction under Rule 144; (b) the date that all Registrable Securities are eligible for resale without restriction under Rule 144 or other applicable exemption under the Securities Act; or (c) July 31, 2008. The registration of shares pursuant to this Section 3.2 shall be governed by Sections 7.3, 7.4 and
7.5 of this Agreement.

     3.3 First Right of Refusal Whenever the Board of Directors of the Company shall authorize the issuance and/or sale of (a) shares of Common Stock, (b) any other securities of the Company entitled to participate with the Common Stock in a distribution of the Company's remaining assets (after distribution to all holders of securities entitled to such distribution in priority to the holders of Common Stock), or (c) any rights, options or warrants to purchase, or securities of any type whatsoever (except for stock options to employees, officers or directors of the Corporation or any of its subsidiaries pursuant to employee stock option plans approved of by Agent not to exceed 10% of the issued and outstanding shares of Common Stock) that are, or may become, convertible into, or otherwise exchangeable for, securities of the type referred to in Section 3.3(a) or (b) (the securities described in (a), (b) and (c), hereinafter collectively referred to as "Equity Securities"), the Equity Securities shall first be ratably offered to the Holders effective on the date of the authorization by the Board of Directors of such issuance (the "First Rights"). The Holders (each, a "First Rightholder") shall be entitled to exercise First Rights for that number of such Equity Securities equal to the greater of (1) their aggregate percentage ownership interest in the Company's issued and outstanding shares of Common Stock on the day prior to the issuance ("Pro Rata Interest"), or (2) their aggregate fully diluted percentage ownership of shares of the Company's Common Stock on the day prior to the issuance ("Fully Diluted Pro Rata Interest"). Immediately after Closing, CapEx's and DHB's Fully Diluted Pro Rata Interest will be 14.94887931% and 9.36121885%, respectively, based on 5,773,205 total shares issued and outstanding and 11,024,793 total fully diluted shares immediately prior to the Closing of the transactions contemplated by this Agreement, as reflected in Exhibit J attached hereto. The Fully Diluted Pro Rata Interest held by each of CapEx and DHB shall be determined based on the ratio calculated as follows:

                          (A) the number of shares of Common                    (A) the number of shares of issued
                          Common Stock owned by CapEx or                        and outstanding Common Stock, plus
Fully Diluted             DHB, as applicable, plus (B) the       divided by     (B) the total number of shares
Pro Rata Interest  =      number of shares acquirable upon                      acquirable upon exercise of issued
                          exercise of convertible securities                    and outstanding convertible securities
                          (including convertible debentures,                    of the Corporation (including convertible
                          convertible notes, warrants and                       debentures, convertible notes, warrants
                          options) by CapEx or DHB, as                          warrants and options)
                          applicable


Each First Rightholder shall be entitled to exercise the First Rights provided herein with respect to the whole of such Pro Rata Interest or Fully Diluted Pro Rata Interest, as the case may be, or with respect to only a part thereof. The Holders may elect to apply outstanding interest due under the Amended and Restated Debentures towards the payment of the purchase price from such equity upon exercise first right to participate, or may elect to participate by paying cash. The Holders shall notify the Company of their election to participate, and the means by which they elect to participate, within 10 days of being notified of the Company's plans to offer an equity financing. The First Rights granted in this Section 3.3 shall terminate immediately upon the later of (i) July 31, 2008 or (ii) the full and complete payment and satisfaction of each of the Amended and Restated Debentures.

4.   CLOSING; CONDITIONS TO CLOSING.

     4.1 The closing of the transactions contemplated under this Agreement (the "Closing") shall take place at 10:00 a.m. on July 31, 2003 at the offices of Moye Giles LLP, at such time or place as the Company and the Holders shall mutually agree (such date being hereinafter referred to as the "Closing Date").

     4.2 At the Closing, upon and in consideration of the transactions contemplated under this Agreement, the Parties agree as follows:

          (a) the Company will execute (or cause to be executed) and deliver to CapEx the Amended and Restated CapEx Amended Debenture, (ii) the Second Warrant Amendment to the CapEx Warrant No. 1, (iii) the Second Warrant Amendment to CapEx Warrant No. 2, (iv) the Additional Warrant to CapEx, (v) the Security Agreement Amendment Agreements; and (vi) the Guaranty Agreement and the Security Agreement of Trident Society, Inc.;

          (b) CapEx will accept and acknowledge (i) the Amended and Restated CapEx Amended Debenture, (ii) the Second Warrant Amendment to CapEx Warrant No. 1, (iii) the Second Warrant Amendment to CapEx Warrant No. 2, (iv) the Additional Warrant to CapEx, (v) the Security Agreement Amendment Agreement; and
(vi) the Guaranty Agreement and the Security Agreement of Trident Society, Inc.;

          (c) the Company will execute and deliver to DHB (i) the Amended and Restated DHB Amended Debenture, (ii) the Second Warrant Amendment to the DHB Warrant No. 1, (iii) the Second Warrant Amendment to DHB Warrant No. 2, and (iv) the Additional Warrant to DHB;

          (d) DHB will accept and acknowledge (i) the Amended and Restated DHB Amended Debenture, (ii) the Second Warrant Amendment to the DHB Warrant No. 1,
(iii) the Second Warrant Amendment to DHB Warrant No. 2, and (iv) the Additional Warrant to DHB;

          (e) CapEx will deliver the CapEx Debenture and the Amended CapEx Debenture for cancellation;

          (f) DHB will deliver the DHB Debenture and the Amended DHB Debenture for cancellation;

          (g) CapEx will have wired the Closing Funds to the Weintraub Agent for the purpose of paying the Weintraub Obligation;

          (h)  The   Company   will  have  wired  funds  to  CapEx  and  DHB  in
reimbursement of CapEx's and DHB's legal fees and costs incurred in connection with this transaction in accordance with the provisions of Section 10.1 below;

          (i) Each of Neptune Management Corp., Neptune Society of America, Inc., and Heritage Alternatives shall execute and deliver a Security Agreement Amendment Agreement and an acknowledgement and agreement to this Agreement;

          (j) Trident Society, Inc. shall execute and deliver a Guaranty Agreement, a Security Agreement, and an acknowledgement and agreement to this Agreement; and

          (k) The Holders will execute waivers of all defaults occurring through the date of this Agreement in connection with the Purchase Agreement, the First Restructuring Agreement, the Amended Debentures, the Amended CapEx Warrants, and the Amended DHB Warrants, in the form of Exhibit K.

     4.3 Conditions to Closing - Holders.

          (a) The Company shall have theretofore complied with all of its covenants and agreements contained in this Agreement and all representations and warranties of the Company contained in this Agreement shall in all material respects be true;

          (b) The Company shall have furnished to CapEx in form satisfactory to CapEx a payoff statement from Weintraub (i) setting forth the full amount necessary to pay off the Weintraub Obligation, (ii) containing a full release of any and all liens and other security interests Weintraub may have in any of the assets, including real and personal property, of the Company and any and all other claims on or interests in the Company which Weintraub may have as a result of or in connection with the Weintraub Obligation or other obligations, excepting Weintraub's equity interests in common shares of the Company, and
(iii) acknowledging that, after Closing and the payoff of the Weintraub Obligation, the Holders will be in the first lien position with regard to the assets of the Company.

          (c) The Company shall have furnished to CapEx in form satisfactory to CapEx an officers' certificate in form satisfactory to CapEx that the Company is not in default under any obligation to Consulting Commerce Distribution AG/SA/LTD under the terms of that certain 13.75% Convertible Debenture Due March 31, 2004.

          (d) The Company shall have furnished to CapEx, in form satisfactory to CapEx, a letter from Dorsey & Whitney LLP setting forth the amount owed to Dorsey & Whitney by the Company and subrogating any claim of Dorsey & Whitney's on the assets of the Company and/or the subsidiaries to the interests of the Holders in such assets;

          (e) The Company shall have furnished to CapEx in form satisfactory to CapEx an executed authorization by the Board of Directors of the Company approving and authorizing the transactions contemplated by this Agreement.

          (f) The Company shall have provided funds to reimburse CapEx and DHB for their legal fees and costs incurred in connection with this transaction in accordance with the provisions of Section 10.1 below.

     4.4 Conditions to Closing - Company. The Holders shall have theretofore complied with all of their covenants and agreements contained in this Agreement and all representations and warranties of the Company contained in this Agreement shall in all material respects be true.

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to each of the Holders as of the Closing Date:

     5.1 Organization, Subsidiaries, Good Standing, Qualification and Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Company and each of Neptune Management Corp., Neptune Society of America, Inc., Heritage Alternatives, Inc., and Trident Society, Inc. (each, a "Subsidiary" and collectively the "Subsidiaries") has all requisite corporate power and authority

          (a) to execute and deliver this Agreement, the Amended and Restated Debentures, the Additional Warrants, and the other agreements, instruments and documents contemplated to be executed and delivered by it pursuant to this Agreement (this Agreement, the Amended and Restated Debentures, the Additional Warrants, and such other agreements instruments and documents being herein sometimes collectively referred to as the "Transaction Documents"), (b) to issue the Consideration Shares, (c) to issue the shares of the Company's Common Stock issuable upon exercise of the Amended CapEx Warrants, the Amended DHB Warrants, and the Additional Warrants (collectively, the "Warrant Shares"), and (d) to carry out the other provisions of the Transaction Documents. The Company has no material subsidiaries other than the Subsidiaries, where "material subsidiary" is understood to refer to any subsidiary operating and/or in possession of or control of assets.

     5.2 Capitalization. All issued and outstanding shares of the Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. The issued and outstanding capital stock of the Company immediately prior to the Closing will be as set forth on Exhibit J incorporated by reference herein. Except as set forth on Exhibit J, there are no outstanding (or deemed outstanding) options, warrants, convertible debentures, convertible instruments, agreements or other rights to purchase or otherwise acquire upon conversion, exchange or otherwise from the Company any of its securities. The Consideration Shares, when issued at the Closing, will be duly authorized, validly issued and fully paid and non-assessable. The Consideration Shares are not subject to any statutory, contractual or other rights of first refusal or other preferential rights.

     5.3 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of the Transaction Documents and the performance of all of its obligations thereunder and for the authorization, sale, issuance and delivery of the Amended and Restated Debentures, the Consideration Shares, and the Warrant Shares has been taken or will be taken prior to the Closing. The Warrant Shares have been or will be, prior to the Closing, duly and validly reserved for issuance and, when issued upon the exercise of the Amended CapEx Warrants, the Amended DHB Warrants, and/or the Additional Warrants, as the case may be, will be validly issued, fully paid and non-assessable. The Company has taken or will take all such action as may be necessary to assure that an adequate number of shares of Common Stock is authorized and reserved for issuance upon exercise of the Amended CapEx Warrants, the Amended DHB Warrants, and/or the Additional Warrants. This Agreement has been duly authorized and executed by the Company. This Agreement, the Amended and Restated Debentures, the Additional Warrants, and the other Transaction Documents will, once executed, constitute, valid, legal and binding obligations of the Company enforceable in accordance with their terms, except to such limitations as may result from any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally.

     5.4 Consents and Approvals. Except as required by the Securities Act, or any state securities laws, no filings with, notices to, or approvals of any governmental or regulatory body are required to be obtained or made by the Company in connection with the consummation of the transactions contemplated hereby.

     5.5 No Violations. The execution and delivery of the Transaction Documents and the performance by the Company of its obligations hereunder and thereunder
(a) do not and will not conflict with or violate any provision of the Company's Articles of Incorporation or bylaws, and (b) do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body or other third party pursuant to, any law, statute, rule or regulation or any agreement or instrument or any order, judgment or decree to which the Company is subject or by which any of its assets are bound except for such consents which have been obtained by the Company.

     5.6 Rule 144. The Company has filed all reports and documents and has taken all actions as may be necessary or useful in order to allow a holder of Registrable Securities (as defined in Section 7 below) to sell any such securities without registration in accordance with Rule 144 under the Securities Act, if available.

     5.7 Security Interests. Upon repayment of the Weintraub Obligation, Holders will have a valid and perfected first lien on the assets of the Company. None of the transactions contemplated by this Agreement will impair or adversely affect the Security Agreements and Guarantees given by the Company and its
Subsidiaries, as contemplated by Section 5.11 in the Amended and Restated Debentures.

6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDERS.

     The Holders each, severally and not jointly, hereby represent, warrant and covenant to the Company as of the Closing Date:

     6.1 Requisite Power and Authority. Such Holder has all necessary power and authority to execute and deliver this Agreement, the Amended and Restated Debentures and the other Transaction Documents for which it has executed and delivered and to carry out their provisions. All actions on such Holder's part required for the lawful execution and delivery of this Agreement, the Amended and Restated Debentures and any of the other Transaction Documents which it has executed and delivered have been or will be effectively taken prior to the Closing.

     6.2 Investment Representations. Such Holder understands that none of the Amended and Restated Debentures, the Consideration Shares, the Additional Warrants and the Warrant Shares to be acquired by such Holder has yet been registered under the Securities Act. Such Holder also understands that such Amended and Restated Debentures, the Warrants, as amended by the Warrant Amendments, and Consideration Shares are being offered and sold pursuant to an exemption from registration contained in regulations under the Securities Act based in part upon such Holder's representations contained in this Agreement.

          (a)  Acquisition  for  Own  Account.  Such  Holder  is  acquiring  the
Consideration Shares and the Additional Warrants for its own account for investment only, and not with a view towards distribution in violation of applicable securities laws.

          (b) Accredited Investor. Such Holder represents that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D as promulgated under the Securities Act.

          (c) Non-Foreign Status. Such Holder certifies that it is not a nonresident alien for purposes of income taxation (as such term is defined in the Internal Revenue Code of 1986, as amended, and Income Tax Regulations).

          (d) Financial Experience. Such Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Amended and Restated Debentures, the Consideration Shares, the Additional Warrants and the Warrant Shares (collectively, the "Securities") and it is able to bear the economic risk of loss of its entire investment.

          (e) Information. The Company has provided to such Holder the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated in this Agreement and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities.

          (f) Transfer Restrictions. Such Holder agrees that if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

               (1)  the  sale  is  made  pursuant  to  registration   under  the
Securities Act;

               (2)  the  sale  is  made  pursuant  to  the  exemption  from  the registration requirements under the Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

               (3) the Securities are sold in a transaction that does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company.

          (g) Legends. Such Holder understands and agrees that the certificates representing the Securities will bear a legend stating that such shares have not been registered under the Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available.

          (h) Notations. Such Holder consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein.

     6.3 Knowledge of Breach or Event of Default. As of the Closing Date, each Holder acknowledges and confirms that it has no knowledge and is not aware of any fact or circumstance that would cause or constitute a breach of or an event of default under the Purchase Agreement, the Amended Debentures, the Amended CapEx Warrants, and the Amended DHB Warrants, other than as are cured by entering into this Agreement, and each Holder agrees that it is the intent of the Parties, without admitting any breach or event of default, to enter into this Agreement for the purposes of curing any breaches or events of default which may have arisen as a result of any Holder's knowledge of facts and circumstances as of the Date of Closing.

7.   REGISTRATION RIGHTS RELATING TO COMPANY SHARES.

     7.1 Definitions. As used in this Section 7, the following terms shall have the following respective meanings:

          (a) "Exchange Act" shall mean the Securities  Exchange Act of 1934, as
amended,   (or  any  similar  successor  federal  statute)  and  the  rules  and regulations thereunder, all as the same shall be in effect from time to time.

          (b) "Public Sale" means any sale of Registrable Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144.

          (c) "registers," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the SEC.

          (d) "Registrable Securities" shall mean (i) Consideration Shares, (ii) Warrant Shares, and (iii) any Common Stock or Common Stock Equivalents issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in Sections 7.1(d)(i) and 7.1(d)(ii), provided, however, that Registrable Securities shall not include any such shares or Equity Securities that have previously been registered under the Securities Act or that have otherwise been sold to the public in an open-market transaction under Rule 144.

          (e) "Registration Expenses" shall mean all expenses incurred in connection with effecting any registration pursuant to this Agreement, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, and the fees and expenses of one counsel for the selling holders of Registrable Securities, but excluding Selling Expenses.

          (f) "Rule 144" shall mean Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

          (g) "SEC" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (h)  "Securities  Act"  shall  mean the  Securities  Act of  1933,  as
amended,   (or  any  similar  successor  federal  statute)  and  the  rules  and regulations thereunder, all as the same shall be in effect from time to time.

          (i)  "Selling   Expenses"   shall  mean  all  stock  transfer   taxes,
underwriting discounts, expenses for special counsel of a selling stockholder and selling commissions applicable to the sale of Registrable Securities.

     7.2 Demand Registration.

          (a) Request for Registration. Subject to Sections 7.2(b) and 7.2(e), and in addition to the registration required pursuant to Section 3.2 above (the "Initial Registration"), at any time commencing 6 months after the Closing, when at least 150,000 unregistered Registrable Securities are outstanding (as adjusted for stock splits or similar events), any Holder may, by notice (the "Demand Notice") given by Agent, demand that the Company effect one (1) registration under the Securities Act utilizing either (i) a registration on Form S-1, Form SB-2, if available, or any similar or successor form, or (ii) a registration on Form S-3 or any similar or successor form, if available (a "Demand Registration"). These Demand Registration rights are in addition to the rights granted in the Purchase Agreement and the First Restructuring Agreement. Notwithstanding the foregoing, rather than filing a registration statement pursuant to this Section 7.2(a), upon exercise of a Demand Notice the Company at its sole option shall have the right to purchase, or arrange for a third-party to purchase, in cash all of the Registrable Securities subject to the Demand Notice at a price per share equal to the fair market value of the Common Stock as calculated using the weighted average closing price of the shares of Common Stock during the five days immediately preceding the date of the Demand Note on the National Association Securities Dealers over-the-counter bulletin board or the primary market or exchange for such shares. The closing of the Company's (or third party's) purchase of Registrable Securities pursuant to this Section 7.2(a) shall occur within thirty (30) days of the date of the Demand Notice.

          (b) Deferral of Demand Registration. The Company shall use its best efforts to file a registration statement with respect to a Demand Registration demanded pursuant to Section 7.2(a) as soon as practicable and in any event within 60 days after receipt of the Demand Notice; provided, however, that if the Company selects an underwriter to distribute the Registrable Securities covered by the Demand Registration as part of an offering of other securities of the Company, and such underwriter determines in good faith that, and provides Agent with a certificate (an "Underwriter Notice") of an officer of such underwriter certifying that in its view such Demand Registration would be materially detrimental to the Company or would negatively impact any other material corporate transaction and concludes, as a result, that it is advisable to defer the filing of such registration statement at such time, then the Company shall have the right to defer such filing for the period during which such registration would be detrimental; provided, however, that the Company may not defer the filing for a period of more than 90 days following receipt of the Demand Notice. In addition, and notwithstanding the Demand Notice, the Company shall not be required to effect a registration statement if, within 10 days after receiving any Demand Notice, the Company delivers a notice (a "Company Registration Notice") to Agent of its intent to file a registration statement within the following 60 days and does so file such registration within such time period. In addition, the Company may, not more than once in each calendar year and provided that in such calendar year neither an Underwriter Notice nor a Company Registration Notice shall have been previously given, and no Demand Notice shall have been given at any time prior thereto, be entitled to provide to Agent a written notice (a "Company Deferral Notice") stating that the Company has determined that it would be materially detrimental to the Company or would negatively impact on other material corporate transactions for Agent to give a Demand Notice within the period of 60 days following the date of receipt of such Company Deferral Notice, in which case, Agent shall not be permitted, during such 60 day period, to give a Demand Notice. Notwithstanding anything to the contrary, the provisions of this Section 7.2(b) shall apply only to a Demand Registration, and not to the Initial Registration contemplated by Section 3.2 of this Agreement.

          (c) Underwriting. The right of any Holder of Registrable Securities to participate in an underwritten Demand Registration shall be conditioned upon such Holder's participation in such underwriting in accordance with the terms and conditions thereof, and Holder shall enter into an underwriting agreement in customary form with the underwriter and the Company.

          (d) Priorities. The Holders of Registrable Securities will have absolute priority over any other securities proposed to be included in a registered offering pursuant to Section 7.2(a) hereof. If other securities are included in any Demand Registration that is not an underwritten offering, all Registrable Securities included in such offering shall be sold prior to the sale of any of such other securities. If the Registrable Securities are included in any underwritten offering, and the managing underwriter for such offering advises the Company that in its opinion the amount of the Registrable Securities to be included, when given absolute priority over any other securities proposed to be included in such underwritten offering as provided for in the first sentence of this Section 7.2(d), exceeds the amount of securities which can be sold in such offering without adversely affecting the marketability thereof (including the price at which such securities are to be sold), such number of Registrable Securities included in such registration shall be reduced, pro rata among the holders thereof based on the percentage of the outstanding Common Stock held by each such holder, by no more than 50% of the total number of Registrable Securities held by the Holder (an "Underwriter's Cut-Back"). In no event shall the Registrable Securities be subject to more than one Underwriter's Cut-Back unless expressly agreed to in writing by the Holders.

          (e) One Registration. Where the Company has effected the Initial Registration and the Demand Registration, it shall have no obligation to effect any further Demand Registrations; provided, however, that (i) where at any time within two (2) years after such Demand Registration was made pursuant to Section
7.2 the time period within which any issue or trade of Registrable Securities is required to be made under such registration has passed or will in 30 days pass, the Holders shall have the right to demand (by notice given by Agent on their behalf) that the Company effect a further registration (including, but not limited to, a new Demand Registration) as may be required for registration of the Registrable Securities or (ii) if such Demand Registration is subject to an Underwriter's Cut-Back, the Holders shall have (effective 30 days after completion of the offering in which the Underwriter's Cut-Back related) the right to demand (by notice given by Agent on their behalf) that the Company effect a further registration (including, but not limited to, a new Demand Registration) as may be required for registration of the remaining Registrable Securities held by such Holders.

     7.3 Expenses of Registration. Except as provided in this Section 7.3, the Company shall bear all Registration Expenses incurred in connection with the Initial Registration and the Demand Registration. All Selling Expenses incurred by the Company relating to Registrable

Securities included in any Initial Registration or Demand Registration shall be reimbursed by Agent.

     7.4 Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep Agent advised in writing as to the initiation of such registration and as to the completion thereof. The Company will use its reasonable efforts to:

          (a) cause such registration to be declared effective by the SEC and, in the case of the Initial Registration and a Demand Registration, keep such registration effective for a period of two years or until the holders of Registrable Securities included therein have completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement (including post-effective amendments) as may be necessary to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement;

          (c) obtain  appropriate  qualifications  of the securities  covered by
such   registration   under  state   securities  or  "blue  sky"  laws  in  such
jurisdictions as may be requested by Agent;

          (d) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Agent from time to time may reasonably request;

          (e) notify Agent at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of Agent, prepare and furnish to Agent a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holders of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

          (f) provide a transfer agent and registrar for all Registrable Securities covered by such registration and, if necessary, a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (g) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (h) in connection with any underwritten registration, the Company will enter into an underwriting agreement reasonably satisfactory to Agent containing customary underwriting provisions, including indemnification and contribution provisions.

     7.5 Indemnification.

          (a) The Company will indemnify Holders, each of Holders' officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to each registration, qualification or compliance effected pursuant to this Agreement or otherwise, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such indemnified person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claims, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by Holder and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 7.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

          (b) Each of the Holders, to the extent it is a holder of Registrable Securities included in any registration effected pursuant to this Section 7, shall indemnify the Company, each of its directors, officers, agents, employees and representatives, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by Agent on behalf of such Holder; provided, however, that (x) such Holder shall not be liable hereunder for any amounts in excess of the net proceeds received by such Holder pursuant to such registration, and (y) the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent has not been unreasonably withheld).

          (c) Each party entitled to indemnification under this Section 7.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel selected by the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section
7.5 to the extent such failure is not prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          (d) If the indemnification provided for in this Section 7.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     7.6 [Intentionally Deleted]

     7.7 Other Obligations. With a view to making available the benefits of certain rules and regulations of the SEC which may effectuate the registration of Registrable Securities or permit the sale of Registrable Securities to the public without registration, the Company agrees to:

          (a) exercise best efforts to cause the Company to be eligible to utilize Form S-3 (or any similar form) for the registration of Registrable Securities;

          (b) at such time as any Registrable Securities are eligible for transfer under Rule 144(k), upon the request of Agent on behalf of the holder of such Registrable Securities, promptly remove any restrictive legend from the certificates evidencing such securities, at no cost to Agent or such holder where such holder is a Holder hereunder, and at the cost of Agent in any other case;

          (c) make and keep available public information as defined in Rule 144 under the Securities Act at all times from and after its initial registration under the Securities Act;

          (d) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

          (e) furnish Agent upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time following the effective date of the first registration statement filed by the Company under the Securities Act for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission (including Rule
144A) allowing a holder of Registrable Securities to sell any such securities without registration.

     7.8 Termination of Registration Rights. The right of Agent to request inclusion of Registrable Securities in any registration pursuant to this Article 7 shall terminate at the date that is the earlier of: (a) that date that all Registrable Securities have been registered under the Securities Act or have otherwise been sold to the public in an open-market transaction under Rule 144;
(b) the date that all Registrable Securities are eligible for resale without restriction under Rule 144 or other applicable exemption under the Securities Act; or (c) July 31, 2008; provided, however, that where a Company Deferral Notice has been given within 70 days prior to the date on which termination would otherwise occur, it shall not occur for 60 days beyond the end of the 60 day period during which a Demand Notice cannot be given pursuant to Section 7.2(b).

8.   COMPANY COVENANTS.

     The Company covenants and agrees with the Holders that:

     8.1 Reservation of Common Stock. The Company will reserve and keep available that maximum number of its authorized but unissued Common Stock as may be required for the issuance of the Warrant Shares.

     8.2 Board Meetings. The Company shall hold meetings of the Board of Directors no less frequently than four times per annum.

     8.3 Board Meeting Attendance. Until such time as the Amended and Restated Debentures shall have been repaid in full, Agent shall be entitled to receive notice of and to have a representative attend all meetings (including telephonic meetings) and all adjournments of meetings of the Board of Directors and any committee thereof (including committees comprised of both directors and non-directors). Failure to provide notice (on the same basis as is required for all board members and in any event not less than three business days') of or to permit such representative to attend such meeting shall constitute a material breach of the provisions of this Agreement. Such representative shall sign a confidentiality agreement as may reasonably be required by the Company to comply with applicable law, including but not limited to Regulation FD as promulgated by the SEC, and such representative shall have no voting rights at any such meeting, but shall be entitled to participate fully in all discussions that take place thereat.

     8.4 Financial Statements. The Company shall deliver to Agent, within forty-five (45) days of the end of each quarter, financial statements (including, at a minimum, an income statement, a balance sheet, and a cash flow statement) for the immediately preceding quarter, prepared in accordance with generally accepted accounting principles, consistently applied, with a certification from the Chief Financial Officer of the Company stating that such financial statements are true and accurately reflect the financial condition of the Company, and, so long as some principal remains unpaid under the Amended and Restated Debentures, that the Company is in compliance with Section 5.18 and the other covenants contained in the Amended and Restated Debentures. Failure to timely deliver the financial statements and certification will constitute a "Default Event" under the Amended and Restated Debentures.

     8.5 Conversion of Trust Funds Into Insurance Policies. The Company shall expeditiously move forward to convert the cash balances held in state-regulated trust funds for the provision of services into insurance policies, except for monies held in trust in the State of California; provided, however, that if there is a Default Event under the Amended and Restated Debentures, the Company shall also expeditiously pursue the conversion of monies held in trust in the State of California into insurance policies.

     8.6 Estoppel Letter. Within thirty (30) days after the Closing, the Company shall deliver (or cause to be delivered) a letter in form satisfactory to CapEx from Consulting Commerce Distribution AG/SA/LTD confirming that the Company is not in default under the terms of that certain 13.75% Convertible Debenture Due March 31, 2004 and agreeing that the interests of Consulting Commerce Distribution AG/SA/LTD in the assets of the Company and/or its Subsidiaries shall be subordinated to the interests of the Holders in such assets.

9.   CAPEX AS AGENT FOR THE HOLDERS.

     9.1 Ratification of CapEx as Agent. Each Holder hereby ratifies the appointment of CapEx, L.P. as its agent (in such capacity, "Agent"), under the terms set forth in Section 8 of the Debenture Purchase Agreement.

10.  EXPENSE REIMBURSEMENT.

     10.1 Reimbursement. The Company hereby agrees to reimburse Agent on behalf of the Holders for all of its out-of-pocket expenses incurred in connection with the transactions contemplated hereby, including all out-of-pocket expenses (including filing fees and other third party charges) incurred in connection with its third party due diligence costs, the preparation and negotiation of this Agreement, the Amended and Restated Debentures, the Warrant Amendments, and all other documents evidencing the transactions contemplated herein (including reasonable attorneys' fees not to exceed $17,000).

11.  MISCELLANEOUS.

     11.1 Currency. Except as may be otherwise expressly provided, all dollar amounts herein are references to United States dollars.

     11.2 Governing Law. This Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Colorado.

     11.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by or on behalf of the Holders and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     11.4 Successors and Assigns. Except as provided in Section 8.11 of the Purchase Agreement, neither Holder shall be entitled to assign its rights under this Agreement or any of the other Transaction Documents, without the consent of the Company, which consent shall not be unreasonably withheld or delayed; provided always, however, that no such consent shall be required for either Holder to assign such rights to any person or group of persons controlling or owning the majority of all beneficial interests in such Holder, any other entity controlled by such person or persons, or an entity controlled by such Holder, provided that such entity shall continue to be so controlled by such persons or such Holder as applicable. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

     11.5 Entire Agreement; Amendment and Waiver. The Debenture Purchase Agreement, the First Restructuring Agreement, this Agreement, the Schedules and Exhibits hereto and the other documents expressly delivered pursuant hereto or thereto supersede any other agreement, whether written or oral, that may have been made or entered into by the parties hereto relating to the matters contemplated hereby, and constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth or incorporated by reference herein and therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Holders.

     11.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     11.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, and if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent:

     To the Company at:                     With a copy to:

     The Neptune Society Inc.               Dorsey & Whitney LLP
     4312 Woodman Avenue, 3rd Floor         1420 Fifth Avenue, Suite 3400
     Sherman Oaks, California 91423         Seattle, Washington
     Telecopier No. (818) 953-9844          Telecopier No. (206) 903-8820
     Attention:  Marco Markin,              Attention:  Randal R. Jones, Esq.
     Chief Executive Officer

     To the Holders at:                     With a copy to:

     c/o CapEx, L.P.                        Moye Giles LLP
     518 Seventeenth Street, Suite 1700     1225 Seventeenth Street, 29th Floor
     Denver, Colorado 80202                 Denver, Colorado 80202-5528
     Telecopier No. (303) 869-4644          Telecopier No. (303) 292-4510
     Telephone No. (303) 869-4700           Telephone No. (303) 292-2900
     Attention:  Evan Zucker,               Attention: Edward D. White III, Esq.
     Managing Partner

or at such other address as the Company or Agent on behalf of Holders may designate by ten (10) days advance written notice to the other parties hereto.

     11.8 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by facsimile.

     11.9 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein.

         [This space intentionally left blank - signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

COMPANY:

THE NEPTUNE SOCIETY, INC.

By:
     -------------------------------
     Marco Markin
     Chief Executive Officer


HOLDERS:


CAPEX, L.P.                           D.H. BLAIR INVESTMENT BANKING CORP.



By:  RBP, LLC, its General Partner

By:                                   By:
   -----------------------------          ------------------------------------
   Jackie M. Hawkey                       J. Morton Davis
   Authorized Representative              Chairman

                                 ACKNOWLEDGEMENT

     The three immediately undersigned guarantors hereby acknowledge and consent to the foregoing Agreement and the amendments to the Debentures contemplated thereby. The undersigned each further explicitly agree to guarantee the repayment of the Amended and Restated Debentures, under the terms and conditions of those certain Guarantees dated December 24, 1999, executed by each of the undersigned, which, where they refer to the Debentures, shall be deemed to refer to the Amended and Restated Debentures.

NEPTUNE SOCIETY OF AMERICA, INC.          NEPTUNE MANAGEMENT CORP.

By:                                       By:
    --------------------------------           ---------------------------------

Print Name:                               Print Name:
    --------------------------------           ---------------------------------

Title:                                    Title:
    --------------------------------           ---------------------------------


HERITAGE ALTERNATIVES, INC.

By:
    --------------------------------

Print Name:
    --------------------------------

Title:
    --------------------------------



     The undersigned guarantor hereby acknowledges and consents to the foregoing Agreement and the amendments to the Debentures contemplated thereby. The undersigned has guaranteed the repayment of the Amended and Restated Debenture in a separate Guaranty dated July 31, 2003.


                                          TRIDENT SOCIETY, INC.

                                          By:
                                               ---------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                               ---------------------------------

                                    EXHIBIT A

                                ESCROW AGREEMENT

                                    EXHIBIT B

                      CAPEX AMENDED AND RESTATED DEBENTURE

                                    EXHIBIT C

                       DHB AMENDED AND RESTATED DEBENTURE

                                    EXHIBIT D

                             CAPEX WARRANT AMENDMENT

                                    EXHIBIT E

                              DHB WARRANT AMENDMENT

                                    EXHIBIT F

                     SECURITY AGREEMENT AMENDMENT AGREEMENT

                                    EXHIBIT G

                                TRIDENT GUARANTY

                                    EXHIBIT H

                            CAPEX ADDITIONAL WARRANT

                                    EXHIBIT I

                             DHB ADDITIONAL WARRANT

                                    EXHIBIT J

                              CAPITALIZATION TABLE

                                    EXHIBIT K

                        CAPEX AND DHB WAIVER OF DEFAULTS